UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018

A. H. BELO CORPORATION

(Exact name of registrant as specified in its charter)

Texas		38-3765318
(State or other jurisdiction of incorporation or organization)	Commission file number: 1-33741	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, A. H. Belo Corporation, a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, A. H. Belo Texas, Inc., a Texas corporation (the “Company”), on June 29, 2018, pursuant to an Agreement and Plan of Merger, dated as of April 23, 2018 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). On June 29, 2018, the effective time of the Reincorporation Merger (the “Effective Time”), the Company was renamed “A. H. Belo Corporation” and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant immediately prior to the Reincorporation Merger. As previously disclosed in Current Report on Form 8-K filed with the U. S. Securities and Exchange Commission (the “SEC”) on June 6, 2018, the Reincorporation Merger Agreement was adopted by the shareholders of Predecessor Registrant at the annual meeting of the shareholders of the Predecessor Registrant held on June 6, 2018.

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of Series A common stock, par value $0.01 per share (“Predecessor Series A Common Stock”), of the Predecessor Registrant automatically converted into one share of Series A common stock, par value $0.01 per share, of the Company (“Company Series A Common Stock”). At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of Series B common stock, par value $0.01 per share (“Predecessor Series B Common Stock”), of the Predecessor Registrant automatically converted into one share of Series B common stock, par value $0.01 per share, of the Company (“Company Series B Common Stock”). Similar to the shares of Predecessor Series A Common Stock prior to the Reincorporation Merger, the shares of Company Series A Common Stock now trade on the New York Stock Exchange (“NYSE”) under the symbol “AHC”. Each outstanding certificate representing shares of Predecessor Series A Common Stock or Predecessor Series B Common Stock automatically represents, without any action of the Predecessor Registrant’s shareholders, the same number of shares of Company Series A Common Stock or Company Series B Common Stock, as applicable. The Predecessor Registrant’s shareholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Series A Common Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act. Contemporaneously with the filing of this Report on Form 8-K, the Company is filing a Registration Statement on Form 8-A to register the shares of Company Series B Common Stock under Section 12(g) of the Exchange Act.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Predecessor Registrant with the SEC on April 23, 2018 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Reincorporation Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company continuing as the surviving corporation. The Reincorporation Merger was consummated by the filing of a certificate of merger on June 29, 2018 (the “Texas Certificate of Merger”), with the Secretary of State of the State of Texas and a certificate of merger on June 29, 2018 (the “Delaware Certificate of Merger”), with the Secretary of State of the State of Delaware. Copies of the Delaware Certificate of Merger and the Texas Certificate of Merger are attached hereto as Exhibits 3.3 and 3.4, respectively, and are each incorporated herein by reference.

The information included under Items 1.01, 3.03 and 5.03 of this Current Report on Form 8-K are incorporated into this Item 2.01 by reference.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed and succeeded to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and Current Reports on Form 8-K filed prior to the date hereof, which are incorporated herein by reference.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.03 - Material Modification to Rights of Security Holders.

As previously disclosed, the Reincorporation Merger Agreement was adopted by the holders of Predecessor Series A Common Stock and Predecessor Series B Common Stock, voting as a single class, at the annual meeting of the shareholders of the Predecessor Registrant held on June 6, 2018.

As of the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of Predecessor Series A Common Stock and Predecessor Series B Common Stock automatically converted into one share of Company Series A Common Stock or Company Series B Common Stock, as applicable. The Company Series B Common Stock is subject to certain transfer restrictions as described below.

Similar to the shares of Predecessor Series A Common Stock prior to the Reincorporation Merger, the shares of Company Series A Common Stock now trade on NYSE under the symbol “AHC”.

As a result of the Reincorporation Merger, as of the Effective Time, the rights of the holders of the Company Series A Common Stock and Company Series B Common Stock are governed by the Company’s Certificate of Formation (the “Charter”) and the Company’s Bylaws (the “Bylaws”).

The description of the Company Series A Common Stock and Company Series B Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description thereof contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Company Series A Common Stock and Company Series B Common Stock is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

A comparison of the differences between the Delaware and Texas corporation laws, as well as certain differences between the Predecessor Registrant’s and the Company’s charter and bylaws before and after the Reincorporation Merger is contained in “Proposal Three: Adoption of an Agreement and Plan of Merger and Approval of Reincorporation Merger in Texas” of the Predecessor Registrant’s Schedule 14A filed with the SEC on April 23, 2018, which is incorporated herein by reference.

The information included under Items 1.01 and 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company approved effective June 29, 2018, a technical amendment to the A. H. Belo 2017 Incentive Compensation Plan to reflect the Reincorporation Merger. In addition, the Company’s Benefits Administrative Committee approved a technical amendment, effective June 29, 2018, to the A. H. Belo Savings Plan to reflect the Reincorporation Merger. The A. H. Belo 2017 Incentive Compensation Plan as initially adopted is filed as Exhibit I to the Predecessor Registrant’s Schedule 14A Proxy Statement filed with the SEC on March 28,

2017. The First Amendment to the A. H. Belo 2017 Incentive Compensation Plan reflecting the Reincorporation Merger is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The A. H. Belo Savings Plan, as amended and restated (the “A. H. Belo Savings Plan”), was filed as Exhibit 10.2(1) to the Predecessor Registrant’s Annual Report on Form 10-K filed with the SEC on March 6, 2015. The First and Second Amendments to the A. H. Belo Savings Plan were filed as Exhibits 10.2(1)(a) and 10.2(1)(b), respectively, to the Predecessor Registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 1, 2016; and the Third Amendment to the A. H. Belo Savings Plan was filed as Exhibit 10.3 to the Predecessor Registrant’s Current Report on Form 8-K filed with SEC on September 8, 2017. The Fourth Amendment to the A. H. Belo Savings Plan reflecting the Reincorporation Merger is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The Company’s Charter and Bylaws became effective at the Effective Time. At the Effective Time, the Company’s Charter and Bylaws included amendments to change the Company’s name from “A. H. Belo Texas, Inc.” to “A. H. Belo Corporation”.

The description contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter and Bylaws, each of which reflects such name change and are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger dated as of April 23, 2018, by and between A. H. Belo Corporation and A. H. Belo Texas, Inc. (Exhibit 2.1 to the Predecessor Registrant’s Current Report on Form 8-K filed with the SEC on April 23, 2018 (SEC File No. 001-33741) (the “Form 8-K”))

3.1	Certificate of Formation of A. H. Belo Corporation (incorporated by reference to Exhibit 3.1 to the Form 8-K)

3.2	Bylaws of A. H. Belo Corporation (incorporated by reference to Exhibit 3.2 to the Form 8-K)

*3.3	Delaware Certificate of Merger, effective as of June 29, 2018

*3.4	Texas Certificate of Merger, effective as of June 29, 2018

*4.1	Description of Capital Stock

*4.2	Specimen Form of Certificate representing shares of Series A Common Stock

*4.3	Specimen Form of Certificate representing shares of Series B Common Stock

*10.1	First Amendment to the A. H. Belo 2017 Incentive Compensation Plan

*10.2	Fourth Amendment to the A. H. Belo Savings Plan

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2018	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel & Secretary